UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 29, 2010 (Date of earliest event reported)
Vermont Pure Holdings, Ltd. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-31797 (Commission File Number)	03-0366218 (IRS Employer Identification Number)

1050 Buckingham St., Watertown, CT (Address of principal executive offices)		06795 (Zip Code)
860-945-0661 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2010, Vermont Pure Holdings, Ltd. amended and restated its by-laws in their entirety.  In general, the purpose of the amendment was to modernize the by-laws to reflect changes in the Delaware General Corporation Law (“DGCL”) that have occurred since 2000, when the previous set of by-laws was adopted.

Set forth below is an explanation of the by-law changes resulting from the amendment and restatement.

Section 3.1 – Language has been added to provide for “virtual” stockholder meetings (that is, meetings that are not held at any place, but are held solely by means of remote communication) as recently authorized by Section 211 of the DGCL.  The text of Section 3.1 largely mirrors the Delaware statute.

Section 3.2 – Instead of specifying the first Tuesday in April as the day of the annual meeting of stockholders, this section now provides that the annual meeting will be held between March 27 and April 16 of each year, as determined by the board of directors.  For the purpose of Sections 3.7 and 4.5 of the by-laws, March 27 is referred to as the “Specified Date,” or the triggering date for advance notice by a stockholder of his intention to propose an item of business or a nominee for director at the annual meeting.

Section 3.4 – Section 3.4 previously dealt with notice of the annual meeting of stockholders; the general notice provision is now Section 3.5.  As revised, Section 3.4 covers the matters that formerly had been in Section 3.5, namely, who can call special meetings of stockholders.  Only the chairman of the board, chief executive officer, president or a majority of the board can call a special meeting of stockholders.  The purpose of the special meeting must be in the notice of meeting, and no business can be transacted at such a special meeting beyond what is set forth in the notice of the meeting.

Section 3.5 – The first part of this section calls for notice of stockholder meetings and recognizes, as provided in Section 9.1, that there may be a record date for notice (the “notice record date”), and a separate record date for voting (the “voting record date”), as authorized by recent amendments to Section 213 of the DGCL.  The second part of the section states the requirement for notice to stockholders of record as of the notice record date and expressly permits notice by electronic transmission to stockholders who have consented to receive that type of notice, with notice by electronic transmission deemed to have been received as specified in Section 232 of the DGCL.

Section 3.6 – This section formerly dealt with notice of special meetings of stockholders.  However, notice of both types of stockholder meetings is now covered in Section 3.5.  Section 3.6 is accordingly deleted and reserved for future use.

Section 3.7 – The changes to this section are largely technical.  In the introductory text, the definition of “annual meeting” for purposes of this section and Section 4.5 has been expanded to include a special meeting in lieu of annual meeting.  This redefinition is used to simplify text in the rest of Section 3.7.

In paragraph (a), language has been added that recognizes that the nomination of a candidate for election as a director is “business” that can be brought before an annual meeting, and clarifies that in that case a nominating stockholder must comply with Section 4.5 of the by-laws.  In paragraph (b), the text has been changed to make it clear that stockholder notice under this section concerning an item of business to be proposed cannot be effective until timely received by the secretary of the corporation.  With regard to the information that the stockholder must provide, two new representations have been added:  first, that the stockholder intends to appear at the meeting, and second, whether the stockholder intends to deliver votes necessary to pass the matter he will propose or otherwise intends to solicit proxies from stockholders in support of his proposal.

Paragraph (c) adds a proviso designed to make it clear that the requirements of Section 3.7 apply whether or not the federal securities laws also apply to actions taken by a stockholder to propose an item of business at an annual meeting.

Section 3.8 – The changes in this section reflect recent amendments to Section 219 of the DGCL, by providing that the obligation to make a list of stockholders available 10 days prior to each stockholders’ meeting may be satisfied either by electronic posting available only to stockholders (with stockholders’ e-mail addresses omitted from the list) or by maintaining a physical list of stockholders at the principal place of business of the corporation and also at the meeting when the meeting is held.

Section 3.10 – This section has been changed to reflect recent amendments to Sections 211 (“virtual” meetings), 213 (notice record date and voting record date) and 222 (notice of meetings and adjourned meetings) of the DGCL, by describing the procedures for adjourning both physical and virtual meetings of stockholders and requiring that the corporation give written notice of the adjournment if the adjournment is for more than 30 days of if the board sets a new voting record date for the adjourned meeting.

Section 3.11 – This section describes the procedures for voting in person (including at a “virtual” meeting) or by proxy, and expressly authorizes electronic transmission of proxies to the secretary of the corporation.  The provisions dealing with virtual meetings and electronic transmission are new.

Section 3.12 – A sentence was added about the obligation of the inspector of elections at a meeting of stockholders to take and sign an oath with respect to his duties.

Section 3.13 – The language of the section was modernized without a change in substance.

Section 4.5 – The changes to this section are largely technical in nature.  In paragraph (b), a stockholder desiring to submit a nominee for election as a director is now required to provide a description of any material relationship between such stockholder and the nominee, a representation that the stockholder intends to appear at the annual meeting, and a representation about whether the stockholder intends or is part of a group that intends to solicit proxies from stockholders in support of any proposed nominee.  Paragraph (c) adds a proviso designed to make it clear that the requirements of Section 4.5 apply whether or not the federal securities laws also apply to actions taken by a stockholder to propose a nominee for election as director at an annual meeting.

Section 4.8 – Language has been added to authorize the chief executive officer to call a special meeting of the board of directors.

Section 4.9 – The amended text now provides for electronic transmission of notice, or waiver of notice, of a meeting of the board of directors.

Section 4.12 – New text makes it clear that a unanimous written consent of the board of directors may also include consents furnished by electronic transmission.

Section 4.14 – Consistent with Section 4.6, concerning board committees, the amended language expressly authorizes the board of directors to delegate authority to determine the compensation of directors to a committee of the full board.

Section 4.16 – The amended text now provides for electronic transmission of resignations by a director wishing to resign from the board.

Section 5.1 – The general notice section now explicit covers use of electronic mail in notices to directors, and also expressly authorizes electronic transmission to stockholders who have consented such notice, consistent with Section 232 of the DGCL.

Section 5.2 – New text clarifies that waivers of notice may be given by means of electronic transmission.

Section 5.3 – This new section incorporates the definition of “electronic transmission” set forth in Section 232 of the DGCL.

Section 6.5 – This section has been changed to state that if there is a chairman of the board, the chairman, not the chief executive officer, will preside at meetings of the board of directors.  The section also now authorizes the chief executive officer to take certain actions with regard to bonds, mortgages and contracts under seal, and states that the chief executive officer (as well as the board of directors) may designate the duties and powers of the president and the vice presidents of the corporation.  Sections 6.6, 6.7 and 6.8 also take certain powers of the president and extend them instead to the chief executive officer.

Section 6.6 – New language states that the treasurer is the chief financial officer of the corporation and that his duties are established by the board or by the chief executive officer.

Section 6.7 – New language states that the duties of the secretary are established by the board or by the chief executive officer.

Section 6.8 – The section now provides that an officer wishing to resign may deliver his resignation by electronic transmission to the chief executive officer, as well as the secretary or the board of directors.

Section 6.9 – New language extends the section on successors to certain offices to include the chief executive officer.

Section 7.1 – This section now clarifies that, as provided under Delaware law, the chairman or any vice chairman of the board of directors may sign stock certificates of the corporation.

Section 9.1 – Section 9, concerning record dates, has been substantially revised to reflect recent amendments to Section 213 of the DGCL.  See the discussion above regarding Section 3.5.  The introductory text of this section has been updated to provide for a notice record date, which will also be the voting record date unless the board of directors determines to set a later date as the voting record date.  Language concerning the record date if the board fails to take action has been moved from paragraph (a) of this section to the introductory text, which is now labeled paragraph (a).  Paragraph (b) previously addressed the record date for actions by written consent of stockholders, but because such actions are prohibited by the corporation’s certificate of incorporation and by Section 3.14 of the by-laws, paragraph (b) now covers the establishment of a record date for dividends or the exercise of various stockholder rights.

Section 9.5 – The amendment recognizes that the fiscal year is not the last Saturday of October but is October 31, the date the board of directors has in fact approved for many years.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On March 29, 2010, Vermont Pure Holdings, Ltd. held its annual meeting of stockholders.  Of the 21,480,681 shares of voting stock outstanding at the close of business on February 12, 2010, the record date, the holders of 14,610,844 shares were present or represented at the meeting.  The only item on the agenda was the election of directors.  All seven incumbent directors were reelected, by the following votes:

Director	Number of Shares Voted For	Number of Shares for which Authority was Withheld

Henry E. Baker	14,268,780	342,064
John B. Baker	14,268,805	342,039
Peter K. Baker	14,326,980	283,864
Phillip Davidowitz	13,378,816	1,232,028
Martin A. Dytrych	13,359,694	1,251,150
John M. LaPides	13,370,841	1,240,003
Ross S. Rapaport	14,264,637	346,207

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.2	Amended and Restated By-Laws as adopted March 29, 2010

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERMONT PURE HOLDINGS, LTD.

Dated: April 2, 2010	By:	/s/ Bruce S. MacDonald
Bruce S. MacDonald
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
3.2	Amended and Restated By-Laws as adopted March 29, 2010

5